SUPPLEMENT DATED JANUARY 1, 2006 TO

PROSPECTUS DATED MAY 1, 2005

INHERITANCE BUILDER PLUSSM

Issued through

Transamerica Life Insurance Company

Effective on or about February 1, 2006, We will offer a new Long-Term Care Accelerated Death Benefit Rider for long-term care that may be purchased with the Policy. Also effective on or about February 1, 2006, the Accelerated Death Benefit Rider will no longer be available for new sales.

The following is added to the beginning of the fifth bullet in the prospectus on page 1 under the section entitled “Policy Benefits – Variable Death Benefit”:

Effective on or about February 1, 2006, the Accelerated Death Benefit Rider is no longer available for new sales.

The following bullet is added after the sixth bullet in the prospectus on page 1 under the section entitled “Policy Benefits – Variable Death Benefit”:

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Effective on or about February 1, 2006, you may exercise the Long-Term Care Accelerated Death Benefit Rider for long-term care, if such rider was purchased with the Policy. The Long-Term Care Accelerated Death Benefit Rider accelerates payment of a portion of the Death Benefit under the Policy when the Insured becomes eligible for benefits by being certified as a Chronically Ill Individual and Confined to a Nursing Facility or Assisted Living Facility or receiving Home Health Care or Adult Day Care, subject to terms and conditions defined in the rider. We believe the benefit paid under this rider is generally not subject to tax. However, various factors such as certain business uses of the rider or the amount of other long-term care insurance on the Insured may cause the benefit to be taxable. You should consult your tax advisor.

The following table is added to the fee tables in the prospectus on page 5 under the section entitled “Fee Tables – Periodic Charges Other Than Portfolio Operating Expenses”:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted Guaranteed Charge Current Charge
Long-Term Care Accelerated Death Benefit Rider	Upon payment of initial premium

For the 4%/2% Benefit the following percentages of the initial premium payment apply: Male – 4% and Female – 7%; for the 2%/1% Benefit the following percentages of the initial premium payment apply: Male – 3% and Female – 5%

For the 4%/2% Benefit the following percentages of the initial premium payment apply: Male – 4% and Female – 7%; for the 2%/1% Benefit the following percentages of the initial premium payment apply: Male – 3% and Female – 5%

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The following is added in the prospectus on page 12 under the section entitled “Charges and Deductions – Rider Charges”:

Long-Term Care Accelerated Death Benefit Rider. If you purchase the optional Long-Term Care Accelerated Death Benefit Rider, we will assess an additional charge that is a percentage of the Initial premium paid for your Policy at issue (as shown in the chart below), unless the state where we issued your Policy requires otherwise.

The following is added in the prospectus on page 23 under the section entitled “Death Benefit – Long-Term Care Accelerated Death Benefit Rider”:

Long-Term Care Accelerated Death Benefit Rider

You may exercise the simplified issue Long-Term Care Accelerated Death Benefit Rider for long-term care for issue ages 30 - 79, if such rider was purchased with the Policy. The Long-Term Care Accelerated Death Benefit accelerates payment of a portion of the Death Benefit under the Policy. The Insured becomes eligible for benefits under the Long-Term Care Accelerated Death Benefit Rider by being certified as a Chronically Ill Individual and by being confined to a Nursing or Assisted Living Facility, or by receiving Home Health Care from a Home Health Agency or Adult Day Care in an Adult Day Care Center. If you purchase the optional Long-Term Care Accelerated Death Benefit Rider, we will assess an additional charge that is a percentage of the Initial premium paid for your Policy at issue (as shown in the chart below), unless the state where we issued your Policy requires otherwise. Benefits under the rider are payable monthly to the Owner and are a percentage (maximum of 2% or 4%) of the initial specified amount. If the 4%/2% acceleration benefit is chosen at issue, We determine whether the insured receives the 4% or 2% benefit on a monthly basis. Likewise, if the 2%/1% acceleration benefit is chosen at issue, We determine whether the insured receives the 2% or 1% benefit on a monthly basis. The insured must provide written proof of loss within ninety (90) days after the end of each month for which the benefit is payable.

Charge for Long-Term Care Accelerated Death Benefit Rider
Gender / Benefit	4% / 2% Acceleration Benefit	2% / 1% Acceleration Benefit
Male	4.0%	3.0%
Female	7.0%	5.0%

If the 2%/1% benefit is chosen at issue, the monthly benefit amount for a Nursing Home or Assisted Living Facility would equal the lesser of 2% of the initial specified amount or $5,000. For Adult Day Care or Home Health Care, the monthly benefit amount would equal the lesser of 1% of initial specified amount or $2,500.

If the 4%/2% benefit is chosen at issue, the monthly benefit amount for a Nursing Home or Assisted Living Facility would equal the lesser of 4% of the initial specified amount or $5,000. For Adult Day Care or Home Health Care, the monthly benefit amount would equal the lesser of 2% of initial specified amount or $2,500.

The benefit provided is a monthly benefit that is paid to the Owner regardless of actual expenses incurred by the Insured. The monthly benefit is set based on the initial specified amount and is level during the claim period, unless a withdrawal (i.e., a partial surrender or any acceleration of the death benefit under the Policy under any other rider available under the Policy) is taken. If no withdrawal is taken, the entire initial specified amount is available for eventual acceleration, and the maximum total Long-Term Care Accelerated Death Benefit Rider benefits paid will be the initial specified amount. If any withdrawals have been taken, however, the total amount available for acceleration is reduced on a pro-rata basis.

Each rider benefit we pay will reduce the Policy’s death benefit, specified amount, Cash Value, Guaranteed Minimum Death Benefit, surrender charge, or any indebtedness.

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The Death Benefit under the Policy will be reduced by the amount paid under the Long-Term Care Accelerated Death Benefit Rider. If the Insured dies while the Policy is in force and while benefits under the rider are being paid, the remaining death benefit proceeds will be paid to the Beneficiary and no further payments under this rider will be made to you. However, if the entire death benefit proceeds are paid under the terms of the rider prior to the Insured’s death, the Policy will terminate and there will be no death benefit payable upon the Insured’s death.

Benefits under the Long-Term Care Accelerated Death Benefit Rider are not intended to be considered taxable income to you. However, benefits paid under this rider may be considered taxable income to you. We urge you to consult your personal tax advisor or attorney about the tax treatment of the benefits paid under this rider given your own circumstances.

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The specified amount of the Policy, the Cash Value, the Guaranteed Minimum Death Benefit under the Policy, and the surrender charge under the Policy each will be reduced proportionately to the reduction in the death benefit under the Policy as a result of each rider benefit amount paid.

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If there is any indebtedness under the Policy, a pro-rata portion of each rider benefit amount paid will be used to repay a portion of any indebtedness under the Policy. For example, if the death benefit was $100,000 and the outstanding debt was $10,000, the monthly payment of $2,000 would be reduced by $200 to help pay off the loans.

Once benefit payments begin, we will provide you with a monthly report that shows the effect of each rider benefit payment on the Policy.

The following is added in the prospectus on page 26 under the section entitled “Loans”:

Effect of Long-Term Care Accelerated Death Benefit Rider (“Rider”)

If the Policy has any indebtedness, a portion of each Rider benefit amount paid will be used to repay a portion of the indebtedness under the Policy and will reduce the payment made to you for that Policy month. The portion of the Rider benefit used to repay the indebtedness equals the Rider benefit multiplied by the ratio of the respective current indebtedness to the current Policy Death Benefit (before the current Policy month’s Rider benefit is paid).

The following is added in the prospectus on page 29 under the section entitled “Federal Tax Considerations”:

Long-Term Care Accelerated Death Benefit Rider. This rider is intended to provide a long-term care insurance benefit that meets the requirements of Code Section 101(g) and Code Section 7702B(b) and the requirements of the Health Insurance Portability and Accountability Act of 1996. The benefits provided by the rider are intended to be excludable from federal gross income under Code Section 101(g) and Code Section 104 by means of Code Section 7702B. If, in the future, it is determined that this rider does not meet these requirements, we will make reasonable efforts to amend the rider if we are required to do so in order to comply with applicable tax and insurance regulations. You should consult an attorney or a qualified tax advisor about the consequences of adding this rider to your Policy.

The following bullet is added in the prospectus on page 31 under the section entitled “Other Policy Information – Riders”:

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The Long-Term Care Accelerated Death Benefit Rider accelerates payment of a portion of the death benefit under the Policy to the Owner as reimbursement of certain charges incurred by the Insured for long-term care. Benefits under this rider may be payable monthly.

The following is added to the first paragraph on page 6 of the prospectus under the heading “Transamerica, the Variable Account, the Fixed Account and the Portfolios” – “Transamerica Life Insurance Company”:

Transamerica Life Insurance and Annuity Company (“TALIAC”) was merged into Transamerica, an affiliate, on October 1, 2005.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS